SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                              FORM 8-K
                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 25, 1997
                                                  ---------------

                       AvTel Communications, Inc.
                       --------------------------
         (Exact name of registrant as specified in its charter)

                      Commission File No.   0-27580
                                            ---------


                     Utah                              87-0378021
          --------------------------------         ------------------
           (State or other jurisdiction of         (I.R.S. Employer
            incorporation or organization)          Identification No.)


130 Cremona Drive, Santa Barbara, California  93117
- ----------------------------------------------------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 805-685-0355
                                                    ------------

==============================================================
(Former Name or Former Address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS
          ------------

          As previously reported, on April 29, 1997, the Registrant entered into a Stock Exchange Agreement (the "Exchange Agreement") with Matrix Telecom, Inc., a Texas corporation ("Matrix"), pursuant to which persons or entities who own the issued and outstanding common stock of Matrix ("Matrix Stockholders") will transfer to the Registrant all of their Matrix stock and, in exchange, the Registrant will issue to the Matrix Stockholders shares of the Registrant's common stock.

          On August 25, 1997, the Registrant and Matrix entered into an Amendment to Stock Exchange Agreement (the "Amendment"). The Amendment modifies the Exchange Agreement to (i) extend the time for closing to no later than November 30, 1997, (ii) reflect the acquisition of Best Connections, Inc. by Matrix, (iii) finalize the terms of Registrant's reincorporation from Utah to Delaware, (iv) provide for an effective 1 for 4 reverse stock split as part of such reincorporation, (v) provide that all outstanding shares of Matrix common stock will be acquired in exchange for 9,582,514 shares (after adjustment for the 1 for 4 reverse stock split described above) of the Registrant's common stock, (vi) provide that Matrix Stockholders holding at least 90% of the outstanding shares of Matrix common stock must enter into the share exchange contemplated by the Exchange Agreement, (vii) increase the amount of the bridge loan from Matrix to the Registrant from $500,000 to $750,000 and to adjust the interest rate on such loan, (viii) update the disclosure schedules and (ix) make certain other changes to the Exchange Agreement, all as set forth in more detail in the Amendment. A copy of the Amendment is attached hereto as Exhibit 2, and is incorporated by this reference into this report.

          The consummation of the transactions under the Stock Exchange Agreement is subject to the satisfaction of a number of conditions, including approval of the Registrant's shareholders of the terms and conditions of the amended Stock Exchange Agreement and the reincorporation of the Registrant in the state of Delaware. The Registrant now expects to hold a special meeting of its shareholders in October 1997 to approve these transactions.

          The Registrant issued a press release with respect to the Amendment on August 28, 1997. A copy of such press release is attached hereto as
Exhibit 99, and is incorporated by this reference into this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     C.   EXHIBITS.                                   Page Number
                                                    In Sequential
                                                        Numbering
                                                           System

Exhibit 2.   Stock Exchange Agreement, dated as
             of August 29, 1997, by and between
             AvTel Communications, Inc. and Matrix
             Telecom, Inc.                                    5

Exhibit 27.  Financial Data Schedule.    None

Exhibit 99.  Press Release dated August 28, 1997             13

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVTEL COMMUNICATIONS, INC.



By:  /s/ ANTHONY E. PAPA                 Date: September 10, 1997
     -------------------------                 ------------------
     Anthony E. Papa
     President and Chief Executive Officer



By:  /s/ JAMES P. PISANI                 Date: September 10, 1997
     -------------------------                 ------------------
     James P. Pisani
     Executive Vice President and
     Chief Financial Officer
     (Principal Financial and Accounting Officer)

                  AMENDMENT TO STOCK EXCHANGE AGREEMENT
                        DATED AUGUST 25, 1997

                                                                 EXHIBIT 2
                  AMENDMENT TO STOCK EXCHANGE AGREEMENT


     This Amendment to Stock Exchange Agreement, dated August 25, 1997 is by and between Matrix Telecom, Inc. ("Matrix") and AvTel Communications, Inc. ("AvTel").

                          W I T N E S S E T H

     WHEREAS, Matrix and AvTel have entered into that certain Stock Exchange Agreement, dated April 29, 1997 (the "Stock Exchange Agreement") which provided for, among other things, the exchange by the stockholders of Matrix of all of the issued and outstanding capital stock and options of Matrix for capital stock and options of AvTel;

     WHEREAS, by letter agreement, dated July 28, 1997 (the "Letter Agreement") the date by which completion of the transactions by the Stock Exchange Agreement is required to be completed was extended through November 30, 1997; and

     WHEREAS, as contemplated by Paragraph 9(b) of the Stock Exchange Agreement, AvTel and Matrix have agreed to effect the Reverse Stock Split (as defined in the Stock Exchange Agreement) by the conversion of each share of AvTel common stock into the right to receive 1/4 of a share of common stock of Newco (thereby effecting a four to one reverse stock split) pursuant to the terms of the Merger (as defined in the Stock Exchange Agreement);

     WHEREAS, since the date of the Stock Exchange Agreement, Matrix has acquired all of the issued and outstanding capital stock of Best Connections, Inc. in exchange for 376,727 shares of Matrix common stock;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein, unless otherwise defined or the context requires otherwise, are used herein as defined in the Stock Exchange Agreement.

2. Amendment to Paragraph 1. Paragraph 1 of the Stock Exchange Agreement is hereby amended to read in its entirety as follows:

"At Closing (as hereinafter defined), the stockholders of Matrix listed on
Schedule I (the "Stockholders") will deliver to AvTel 3,860,987 properly endorsed, unencumbered shares of Matrix common stock, representing 100% of the outstanding Matrix common stock, in exchange for 9,582,514 shares of common stock of AvTel, after giving effect to the Merger and Reverse Stock Split (defined below), which will not be registered under the Securities Act of 1933, as amended."

3. Amendment to Paragraph 2. Paragraph 2 of the Stock Exchange Agreement is hereby amended by adding the following sentence at the end of the paragraph:

"Prior to the Closing, Matrix shall deliver to AvTel a duly executed Exchange Statement from each holder of a non-qualified stock option of Matrix in the form attached as Exhibit B."

4. Amendment to Paragraph 3. Paragraph 3 of the Stock Exchange Agreement is hereby amended to read in its entirety as follows:

     "At Closing, Matrix will cancel all non-qualified stock options (covering 9,000 Matrix shares) that it has granted and that remain outstanding as of the date hereof, and AvTel will issue to the beneficiaries thereof, 22, 338 AvTel non-qualified stock options, after giving effect to the Merger and Reverse Stock Split, having the exercise period and exercise price set forth in Exhibit B hereto."

5. Amendment to Paragraph 6. Paragraph 6 of the Stock Exchange Agreement, including the heading thereto, is hereby deleted and replaced entirely by the following:

                       "[Intentionally Omitted.]"

6. Amendment to Paragraph 9(a). The last sentence of Paragraph 9(a) of the Stock Exchange Agreement is hereby amended to read in its entirety as follows:

"At the effective time of the Merger, by virtue of the Merger, and without any action on the part of AvTel or Newco or the stockholders of Newco, each share of common stock and preferred stock, and each option of AvTel issued and outstanding immediately prior to the effective time of the Merger shall by virtue of the Merger be canceled and extinguished and be converted into the right to receive one quarter of a share of common stock or preferred stock or an option to acquire one quarter of a share of common stock, as applicable, of Newco; provided, however, that Newco shall not be required to issue any fractional shares of common stock or preferred stock but instead shall be entitled to purchase any fractional shares resulting from the Merger at the fair market value thereof. This &frac14; to 1 conversion of shares is referred to herein as the "Reverse Stock Split."

7. Amendment to Paragraph 9(b). Paragraph 9(b) of the Stock Exchange Agreement shall be deleted in its entirety.

8.     Amendments to Paragraph 12.

     (a) The $500,000 amount set forth in the first sentence of Paragraph 12 is hereby deleted and replaced with $750,000.

     (b) The following clause is hereby inserted after clause (b) of Paragraph 12 and clauses (c), (d) and (e) of Paragraph 12 are hereby renumbered to be clauses (d), (e) and (f), respectively:

     "(c) up to an additional $250,000 may be drawn by AvTel at any time on or after July 1, 1997 and prior to the earlier of (i) September 30, 1997, or (ii) the termination of this Agreement."

     (c)  The date "August 31, 1997" set forth in the first sentence of clause
(d) of Paragraph 12 of the Stock Exchange Agreement (which after giving effect to this Amendment will become clause (e)) is hereby deleted and replaced with the date "October 31, 1997."

9.     Amendment to Paragraph 15.   Clause (f) of Paragraph 15 of the Stock
Exchange Agreement is hereby amended to read in its entirety as follows:

"Stockholders holding at least 90% of the issued and outstanding common stock of Matrix shall have executed and delivered to Matrix an Exchange Statement."

10. Amendment to Paragraph 19. The date "July 1, 1997" set forth in the first sentence of Paragraph 19 is hereby deleted and replaced with the date "November 30, 1997", consistent with the terms of the Letter Agreement.

11. Amendment to Schedules. Schedules I, II, and VII of the Stock Exchange Agreement are hereby deleted and replaced with Schedules I, II, and VII attached hereto.

12. Amendment to Registration Rights Agreement. The Registration Rights Agreement included as Exhibit B to the Stock Exchange Agreement (Exhibit C after giving effect to this Agreement) is hereby amended by deleting Section 2(b) thereof.

13. Amendment to Exhibits. Any references in the Stock Exchange Agreement to Exhibit B are hereby amended to refer to Exhibit C to the Stock Exchange Agreement and the Registration Rights Agreement previously included as Exhibit B to the Stock Exchange Agreement is hereby amended to become Exhibit C thereto. Exhibit B to the Stock Exchange Agreement shall read entirely as set forth in Exhibit B attached hereto.

14. Effectiveness of Amendment. This Amendment shall become effective upon the execution hereof by each of the parties hereto. Except as amended hereby, the Stock Exchange Agreement shall remain in full force and effect.

15. Counterparts. This Amendment may be executed simultaneously in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the dated first above written by their duly authorized representatives.




MATRIX TELECOM, INC.            AVTEL COMMUNICATIONS, INC.



By:   /s/ GARY L. FRIEDMAN      By: /s/ ANTHONY E. PAPA
Title:    Secretary             Title: Chief Executive Officer

                                EXHIBIT B

                   FORM OF OPTION EXCHANGE STATEMENT

     The undersigned understands that the option or options to acquire common stock of AvTel Communications, Inc. ("Avtel") to be issued to the undersigned as consideration for options to acquire shares of common stock of Matrix Telecom, Inc. ("Matrix") pursuant to that certain Stock Exchange Agreement (the "Stock Exchange Agreement") entered into as of April 29, 1997 between Avtel and Matrix will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, but rather are being issued pursuant to the "private placement" exemption from registration provided by Section 4(2) under the 1933 Act and certain analogous state exemptions. In connection with the offer and sale of the Avtel options to the undersigned pursuant to the Stock Exchange Agreement, the undersigned hereby represents and warrants as follows:

     (a) The undersigned (i) has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment in Avtel options and the resulting Avtel shares to be issued upon the exercise of the options and (ii) is capable of assuming the risk of the loss of the entire investment in connection therewith.

     (b) The undersigned is not acquiring the Avtel options pursuant to the Stock Exchange Agreement as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     (c) The Avtel options being acquired by the undersigned are acquired for the undersigned's own account for investment and not with a view toward subdivision, resale or redistribution thereof in a manner prohibited under the 1933 Act or under the securities laws of any state, and the undersigned does not presently have any reason to anticipate any change in the undersigned's circumstances or other particular occasion or event that would create a need to sell such options. The undersigned has no contract, undertaking, agreement, understanding or arrangement with any person to sell, transfer or pledge to any person any part or all of the Avtel options the undersigned is acquiring or any interest therein, and the undersigned has no present plans to enter into the same.

     (d) The undersigned received the annual report on Form 10-K filed by Avtel with respect to its most recently completed fiscal year (and the related proxy statement for Avtel's 1997 Annual Stockholder's Meeting) and all other documents filed by Avtel with the Securities Exchange Commission since the date of such Annual Report. The undersigned has understood such materials and has had an opportunity to ask questions and receive answers about the terms and conditions of the offering and the issuance of Avtel options under the Stock Exchange Agreement, and has received all information that the undersigned has requested from Avtel concerning Avtel and the transactions contemplated by the Stock Exchange Agreement.

     (e) The undersigned has not relied, in connection with this transaction, upon any statements, representations, warranties or agreements other than those set forth in the documents referred to in clause (d) above and the Stock Exchange Agreement.

     (f) In connection with an intended exchange of the options to acquire shares of Matrix common stock held by the undersigned for options to acquire shares of Avtel common stock, the undersigned hereby directs that all Matrix options held by the undersigned be exchanged at the Closing (as defined in the Stock Exchange Agreement) for Avtel options in the manner contemplated by the Stock Exchange Agreement. The officers of Matrix are hereby authorized to take all action on behalf of the undersigned and to act as attorney-in-fact, with full power of substitution, for the undersigned in connection with the consummation of the transactions contemplated by the Stock Exchange
Agreement. All Avtel options received are to be registered in the same name as the Matrix options held by the undersigned.

     (g) The undersigned hereby represents and warrants that the undersigned has full power to direct the exchange of the Matrix options as set forth above and that the options to acquire shares of Matrix common stock to be exchanged by the undersigned are free and clear of any liens or encumbrances.

     (h) The undersigned understands that a false statement herein may be a violation of law and could result in a claim for damages against the undersigned.

     (i) The undersigned understands and agrees that the undersigned shall receive the number of options to acquire Avtel shares listed below, that the exercise price of such options shall be $2.24 per share, that all such options shall be fully vested when issued and that the options shall expire at the close of business on December 31, 2002 unless they shall have been exercised by the undersigned on or before such date.


                    Signature_______________________________

                    Print Name______________________________

                    Date:___________________________________

                    No. of Matrix Options Held:_________

                    No. of Avtel Options to be acquired:_____

                                PRESS RELEASE

               AVTEL COMMUNICATIONS ANNOUNCES REVISED AGREEMENT
                    FOR THE ACQUISITION OF MATRIX TELECOM

             Best Connections Distribution and Sales Organization
                         Now Part of the Transaction



     Santa Barbara, California, August 28, 1997 -- AvTel Communications, Inc. (OTC:AVCO) today announced revised terms for its agreement to acquire Matrix Telecom, Inc., a privately-held domestic and international long distance telephone company with a customer base of more than 200,000. Under the revised agreement, AvTel will reincorporate by forming a Delaware corporation. Each AvTel share will be exchanged for 1/4 share in the new corporation (an effective 1-for-4 reverse split), and Matrix will be acquired through the issuance of 9,582,514 shares of the new AvTel common stock. The number of new AvTel shares to be outstanding will total 11,616,720.

     The transaction is subject to the approval of the shareholders of AvTel and Matrix. AvTel is in the process of filing a proxy statement for a shareholders' meeting tentatively scheduled for September 26 in Santa Barbara.

     These terms reflect the acquisition by Matrix of BestConnections, Inc., a national distribution and sales organization that holds contracts with third-party sales forces, such as affinity groups and industry sales groups with more than 3,000 independent sales agents. BestConnections provides training resources, marketing materials and administrative services to its client companies, including Matrix Telecom.

     Anthony E. Papa, Chairman and CEO of AvTel Communications, commented:
"We are pleased to be nearing a closing date for the acquisition of Matrix, and are particularly pleased that, in the interim, BestConnections could become part of the transaction. BestConnections brings in-depth, experienced marketing and promotional talent to the new company, along with valuable contracts with third-party distributors of telecommunications services. Moreover, we will now be able to effect significant savings by consolidating intermediary commissions, and expect to realize substantial economics of scale in administration and billing. AvTel's Business Network Services Division will utilize BestConnections' marketing and promotional capabilities to further fortify the Company's third-party distribution channels."

     James P. Pisani, Executive Vice President and COO of AvTel, added: "Upon completion of the acquisition, AvTel will operate two primary business units:
Business Network Services, which was launched in November of last year, and Mass Market Services, which will be comprised of the consolidated sales departments of Matrix and BestConnections. Both divisions will continue to provide valuable telecommunications services to corporate customers, individuals and the SOHO market. Our Internet services subsidiary will expand the portfolio of services offered to local businesses and individuals in select geographic markets by integrating the product resources acquired with Matrix."

     Matrix is fully certified by the FCC and registered in all 48 contiguous states and Hawaii. In addition, the company holds billing agreements with all the Regional Bell Operating Companies, GTE and other independent telephone companies. Matrix provides domestic and international long distance telephone service, wireless paging, 800 numbers and calling cards to individuals and business customers.

     AvTel Communications, Inc. is a non-facilities based telecommunications carrier that provides a comprehensive array of broadband network services integrating voice, data and video networking solutions for small to mid-sized business customers. AvTel markets a variety of products and services tailored around its PointStream private-line facilities, FrameLink Frame Relay facilities, and Internet access through its subsidiaries.